Exhibit 99.3
Last Updated     11/4/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2008

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$(6)	$125	$160		$279	$(5)
2	Pinnacle West Energy	—	—	—		—	—
3	APS Energy Services	—	—	(1)		(2)	(3)
4	SunCor	(1)	(5)	(7)		(13)	(22)
5	El Dorado	(1)	(5)	(1)		(8)	(3)
6	Parent Company	4	(1)	—		4	(4)

7	Income From Continuing Operations	(4)	114	151	—	260	(37)

	Income (Loss) From Discontinued Operations — Net of Tax
8	Silverhawk	—	—	—		—	—
9	SunCor	—	20	1		21	14
10	Other	—	—	—		—	—

11	Total	—	20	1	—	21	14

12	Net Income	$(4)	$134	$152	$—	$281	$(23)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

13	Arizona Public Service	$(0.06)	$1.24	$1.58		$2.76	$(0.06)
14	Pinnacle West Energy	—	—	—		—	—
15	APS Energy Services	—	—	(0.01)		(0.02)	(0.03)
16	SunCor	(0.01)	(0.05)	(0.07)		(0.12)	(0.21)
17	El Dorado	(0.02)	(0.05)	(0.01)		(0.08)	(0.03)
18	Parent Company	0.04	(0.01)	—		0.04	(0.04)

19	Income From Continuing Operations	(0.05)	1.13	1.49	—	2.58	(0.37)

	Income (Loss) From Discontinued Operations — Net of Tax
20	Silverhawk	—	—	—		—	—
21	SunCor	—	0.20	0.01		0.20	0.13
22	Other	0.01	—	—		—	—

23	Total	0.01	0.20	0.01	—	0.20	0.13

24	Net Income	$(0.04)	$1.33	$1.50	$—	$2.78	$(0.24)

25	BOOK VALUE PER SHARE	$35.22	$37.22	$35.84		$35.84	$0.29

	COMMON SHARES OUTSTANDING (Thousands)
26	Average — Diluted	100,521	100,917	101,018		100,911	144
27	End of Period	100,486	100,706	100,799		100,799	432

See Glossary of Terms.	Page 8 of 31

Last Updated     11/4/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2008

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
28	Residential	$271	$365	$555		$1,191	$36
29	Business	300	396	427		1,123	92

30	Total retail	571	761	982	—	2,314	128
	Wholesale revenue on delivered electricity
31	Traditional contracts	12	22	23		58	31
32	Off-system sales	24	30	14		68	35
33	Transmission for others	7	8	11		25	3
34	Other miscellaneous services	9	8	10		28	5

35	Total regulated operating electricity revenues	623	829	1,040	—	2,493	202

	MARKETING AND TRADING
36	Electricity and other commodity sales	57	51	12		120	(144)

37	Total operating electric revenues	$680	$880	$1,052	$—	$2,613	$58

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	2,774	3,112	4,876		10,762	(343)
39	Business	3,338	3,990	4,447		11,775	60

40	Total retail	6,112	7,102	9,323	—	22,537	(283)
	Wholesale electricity delivered
41	Traditional contracts	222	319	335		876	143
42	Off-system sales	416	610	525		1,551	520
43	Retail load hedge management	162	159	486		807	(93)

44	Total regulated electricity	6,912	8,190	10,669	—	25,771	287

	MARKETING AND TRADING
45	Wholesale sales of electricity	920	894	320		2,134	(5,583)

46	Total electric sales	7,832	9,084	10,989	—	27,905	(5,296)

See Glossary of Terms.	Page 9 of 31

Last Updated     11/4/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2008

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	POWER SUPPLY ADJUSTOR (“PSA”) - REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset — beginning balance	$111	$50	$23		$111	$(49)
48	Deferred fuel and purchased power costs — current period	(11)	37	79		103	(95)
49	Regulatory disallowance	—	—	—		—	14
50	Interest on deferred fuel	1	—	—		2	(3)
51	Amounts recovered through revenues	(51)	(64)	(44)		(158)	41

52	Deferred fuel and purchased power regulatory asset — ending balance	$50	$23	$58	$—	$58	$(92)

	MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
53	Electricity and other commodity sales, realized (a)	$5	$4	$4		$14	$(32)
54	Mark-to-market reversals on realized sales (a) (b)	—	1	(2)		—	13
55	Change in mark-to-market value of forward sales	1	—	—		—	(5)

56	Total gross margin	$6	$5	$2	$—	$14	$(24)

	By Pinnacle West Entity

57	APS	$—	$—	$—		$—	$(6)
58	Pinnacle West	7	4	3		14	(8)
59	APS Energy Services	(1)	1	(1)		—	(10)
60	Pinnacle West Energy	—	—	—		—	—

61	Total gross margin	$6	$5	$2	$—	$14	$(24)

Future Marketing and Trading Mark-to-Market Realization
As of September 30, 2008, Pinnacle West had accumulated net mark-to-market losses of $1 million related to our power marketing and trading activities.

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 53 and in line 54 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 53 are included in line 54. For example, line 54 shows that a prior-period mark-to-market gain of $2 million was transferred to “realized” for the third quarter of 2008. A $2 million realized gain is included in the $4 million on line 53 for the third quarter of 2008.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 10 of 31

Last Updated     11/4/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2008

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
62	Residential	982,459	975,594	973,455		977,169	13,370
63	Business	122,833	123,802	124,329		123,655	3,869

64	Total	1,105,292	1,099,396	1,097,784	—	1,100,824	17,239
65	Wholesale customers	50	54	51		52	(10)

66	Total customers	1,105,342	1,099,450	1,097,835	—	1,100,876	17,229

67	Customer growth (% over prior year)	2.0%	1.6%	1.2%		1.6%	(1.9)%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

68	Residential	2,694	3,247	4,893		10,834	147
69	Business	3,300	4,034	4,448		11,782	209

70	Total	5,994	7,281	9,341	—	22,616	356

	RETAIL USAGE (KWh/Average Customer)

71	Residential	2,824	3,190	5,009		11,013	(509)
72	Business	27,175	32,229	35,768		95,225	(2,574)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

73	Residential	2,742	3,328	5,027		11,087	(1)
74	Business	26,865	32,581	35,777		95,279	(1,335)

	ELECTRICITY DEMAND (MW)

75	Native load peak demand	4,404	6,778	7,026		7,026	(102)

See Glossary of Terms.	Page 11 of 31

Last Updated     11/4/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2008

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY SOURCES (GWH)

	Generation production
76	Nuclear	2,315	1,856	2,454		6,626	263
77	Coal	2,906	3,227	3,611		9,744	(248)
78	Gas, oil and other	1,148	1,516	2,357		5,022	(127)

79	Total generation production	6,369	6,599	8,422	—	21,392	(112)

	Purchased power
80	Firm load	740	1,603	2,047		4,390	(85)
81	Marketing and trading	1,205	1,421	1,239		3,865	(5,353)

82	Total purchased power	1,945	3,024	3,286	—	8,255	(5,438)

83	Total energy sources	8,314	9,623	11,708	—	29,647	(5,550)

	POWER PLANT PERFORMANCE

	Capacity Factors
84	Nuclear	92%	74%	97%		88%	2%
85	Coal	76%	85%	94%		85%	(3)%
86	Gas, oil and other	16%	21%	32%		23%	(1)%
87	System average	47%	49%	61%		52%	(1)%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
88	Nuclear	8	298	27		111	(4)
89	Coal	327	152	64		177	21
90	Gas	356	180	76		200	(73)

91	Total	691	630	167	—	488	(56)

(a)	Includes planned and unplanned outages

See Glossary of Terms.	Page 12 of 31

Last Updated     11/4/2008
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2008

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
92	Palo Verde	$69.40	$90.47	$80.43		$80.10	$17.26
93	SP15	$79.09	$97.41	$86.34		$87.62	$21.75
	Off-Peak
94	Palo Verde	$56.39	$59.20	$53.47		$56.35	$16.17
95	SP15	$62.35	$66.73	$59.33		$62.80	$18.39

	WEATHER INDICATORS

	Actual
96	Cooling degree-days	105	1,540	2,533		4,178	(388)
97	Heating degree-days	583	—	—		583	(14)
98	Average humidity	40%	17%	33%		30%	2%
	10-Year Averages
99	Cooling degree-days	96	1,554	2,544		4,194	—
100	Heating degree-days	517	28	—		545	—
101	Average humidity	42%	22%	32%		32%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b) (d)
102	Single-family	2,991	3,719	1,974		8,684	(9,592)
103	Multi-family	1,888	2,357	1,441		5,686	(4,202)

104	Total	4,879	6,076	3,415	—	14,370	(13,794)

	Arizona Job Growth (c) (d)
105	Payroll job growth (% over prior year)	0.1%	(0.8)%	(1.8)%		(0.7)%	(2.4)%
106	Unemployment rate (%, seasonally adjusted)	4.1%	4.4%	5.4%		4.5%	0.8%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	Economic indicators reflect periods ended August 31, 2008 (latest available data).

See Glossary of Terms.	Page 13 of 31